VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2008 -- OCTOBER 31, 2008


                                                                   Amount of      % of
                                        Offering       Total        Shares      Offering     % of Funds
   Security      Purchase/    Size of   Price of     Amount of     Purchased    Purchased       Total                     Purchased
   Purchased     Trade Date  Offering    Shares       Offering      by Fund      by Fund       Assets       Brokers         From
--------------   ----------  --------   --------     ---------     ---------    ---------    ----------   ------------    ---------
  Puerto Rico    06/19/08       -       $97.29     $697,345,000  $1,000,000      0.43%         2.05%      JP Morgan,      JP Morgan
Electric Power                                                                                            Morgan         Securities
   Authority                                                                                              Stanley,
                                                                                                          Wachovia
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, Banc
                                                                                                          of America
                                                                                                          Securities
                                                                                                          LLC, BBVAPR
                                                                                                          MSD,
                                                                                                          Goldman,
                                                                                                          Sachs &
                                                                                                          Co., Citi,
                                                                                                          DEPFA First
                                                                                                          Albany
                                                                                                          Securities
                                                                                                          LLC,
                                                                                                          Eurobank
                                                                                                          MSD, Lehman
                                                                                                          Brothers,
                                                                                                          Loop
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                          Co.,
                                                                                                          Oppenheimer
                                                                                                          & Co. Inc.,
                                                                                                          Popular
                                                                                                          Securities,
                                                                                                          RBC Capital
                                                                                                          Markets,
                                                                                                          Samuel A.
                                                                                                          Ramirez &
                                                                                                          Co.,
                                                                                                          Santander
                                                                                                          Securities,
                                                                                                          Scotia
                                                                                                          Capital

  Puerto Rico    06/19/08       -       $103.90    $697,345,000  $2,000,000      0.43%         2.05%      JP Morgan,     JP Morgan
Electric Power                                                                                            Morgan        Securities
   Authority                                                                                              Stanley,
                                                                                                          Wachovia
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, Banc
                                                                                                          of America
                                                                                                          Securities
                                                                                                          LLC, BBVAPR
                                                                                                          MSD,
                                                                                                          Goldman,
                                                                                                          Sachs &
                                                                                                          Co., Citi,
                                                                                                          DEPFA First
                                                                                                          Albany
                                                                                                          Securities
                                                                                                          LLC,
                                                                                                          Eurobank
                                                                                                          MSD, Lehman
                                                                                                          Brothers,
                                                                                                          Loop
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                          Co.,
                                                                                                          Oppenheimer
                                                                                                          & Co. Inc.,
                                                                                                          Popular
                                                                                                          Securities,
                                                                                                          RBC Capital
                                                                                                          Markets,
                                                                                                          Samuel A.
                                                                                                          Ramirez &
                                                                                                          Co.,
                                                                                                          Santander
                                                                                                          Securities,
                                                                                                          Scotia
                                                                                                          Capital